UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

Kellner Merger Fund

Annual Report
December 31, 2015

KELLNER MERGER FUND

December 31, 2015

Dear Fellow Shareholders:

The Kellner Merger Fund (the “Fund”) was up 2.22% and 2.48% for the Investor Class and Institutional Class, respectively, for the fiscal year ended December 31, 2015.

Total Returns as of 12/31/2015
			Annualized
	3-Month	1-Year	Since Inception*
GAKAX – Investor Class	0.58%	2.22%	3.42%
GAKIX – Institutional Class	0.67%	2.48%	3.82%
BofA Merrill Lynch 3-Month T-Bill Index	0.03%	0.05%	0.07%
HFRX ED: Merger Arbitrage Index	3.21%	8.41%	4.12%

*The Kellner Merger Fund began trading 6/29/2012

Returns greater than 1 year are average annual returns with inception date of 6/29/12. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com.

Net Expense Ratio: 2.89% for Investor Class and 2.61% for Institutional Class^; Gross Expense Ratio 4.77% for Investor Class and 3.02% for Institutional Class±

^ The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses, through at least April 28, 2016, to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.01%, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.75% and 1.50% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively.

Portfolio Review

In 2015, the Fund invested in approximately 114 different merger situations and was once again heavily concentrated in North America.  Strategic deals continued to dominate the portfolio, making up about 90% of the Fund’s holdings, on average.  Large deals continued to make headlines as there were 10 deals valued at more than $50 billion and 67 deals valued at more than $10 billion, both records.  Historically, larger deals tend to offer higher rates of return because of the increased amount of money required to keep the spread compressed.

2015 was a record year for mergers and acquisitions (“M&A”) with $4.9 trillion in transactions announced, breaking the previous record of $4.3 trillion set in 2007.  The U.S. accounted for about 50% of that volume, also a record, up 57% over 2014.  The healthcare industry saw an eye-popping $708 billion in announcements in 2015, up 62% from 2014, with deals such as Pfizer Inc.’s $160 billion transaction with

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Allergan Plc leading the way.  We expect that there will be continued consolidation in healthcare as cost pressures persist.  Technology was a close second with $697 billion in announced deals, almost double its 2014 activity.  The four largest technology deals of all time were announced in 2015, with Dell Inc.’s $64 billon deal for EMC Corp. coming in on top.  There was no letup in activity in the fourth quarter as it was the busiest of the year with $1.3 trillion in announced transactions.  Beer behemoths Anheuser-Busch InBev SA and SABMiller Plc combined in a $120 billion deal that will create a dominant global brewer.  Newell Rubbermaid Inc. bought Jarden Corp. for $18 billion and Walgreens Boots Alliance announced that it will buy Rite Aid Corp. for $16.7 billion.

Leveraged buyout activity paled in comparison to the overall M&A landscape with just $300 billion in announcements.  This is half of what was seen in 2007 and was just 14% of U.S. deal volume, well below the peak of 33% in 2007.  Private equity firms continue to face hurdles such as competition from deep-pocketed strategic buyers that are using stock as currency and increased scrutiny by regulators on leveraged loans.  This didn’t stop a consortium of investors from announcing the $14 billion buyout of Keurig Green Mountain Inc., the largest private equity buyout of the year.

Performance

There were many deals that contributed to the positive performance for the Fund.  The biggest gain came from the unwinding of the Time Warner Cable, Inc. (“Time Warner Cable”)/Comcast Corporation (“Comcast”) deal and the subsequent merger with Charter Communications, Inc. (“Charter”).  Heading into the second quarter, it became apparent that the Federal Communications Commission (the “FCC” or the “Commission”) was receiving enough pressure from Administration officials and grassroots campaigns that made it almost impossible for the Commission to approve the transaction between Time Warner Cable and Comcast.  Even though we believe the government would have had a tough time proving in court that the merger was in fact anticompetitive, the deal was scuttled on the FCC’s more ambiguous standard of not “being in the public interest.”  We maintained the Fund’s position as we were comfortable with our belief that Charter was still interested in acquiring Time Warner Cable.  Recall, Charter had started the consolidation process by making a cash and stock offer for Time Warner Cable back in late 2013.  Time Warner Cable was able to rebuff Charter at the time by convincing Comcast to outbid.  After Comcast called off the deal in April 2015, Time Warner Cable’s stock traded up as Charter again went public that they were still interested in the company.  To further drive up the cost for Charter, Luxembourg-based cable company Altice S.A. made loud overtures that it was contemplating making a bid for Time Warner Cable.  In late May 2015, Charter and Time Warner Cable came to an agreement for a cash and stock deal valued at $78.7 billion, or $195.71 per share.  The deal, from an antitrust and public interest perspective, is a lot less controversial than the Time Warner Cable /Comcast deal and should complete in the first half of 2016.

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The Fund’s performance was dampened by the breakup of the Meredith Corp (“MDP”) and Media General, Inc. (“MEG”) deal when Nexstar Broadcasting Group, Inc. (“NXST”) came in and unexpectedly made a hostile buyout bid for MEG.  In early September 2015, MEG offered to buy MDP in a cash and stock deal valued at ~$3 billion.  The spread originally traded tight as there were rumors that Time, Inc., which had been interested in MDP’s publishing assets in the past, might possibly make a counter offer for MDP.  After several days of trading, the spread began to widen amid market volatility.  We took this opportunity to establish a position in the transaction as, we believed, it now offered a more favorable rate of return.  Less than a month after the deal was announced, NXST made an unsolicited offer for MEG.  Since the Fund was short the MEG, it took a loss as MEG rallied in anticipation of a possible deal for the company.  MDP made a counter offer for MEG to try and keep the original merger intact, but to no avail.  MEG and NXST agreed to a deal and MDP agreed to terminate its deal for a $60 million termination fee and the right to bid on divested assets from the MEG and NXST deal.

The portfolio was also affected by the failure of Mylan NV (“Mylan”) to secure shareholder approval for its $32 billion takeover of Perrigo Co. (“Perrigo”).  Back in April 2015, Mylan made an unsolicited offer for Perrigo which was subsequently raised and rejected by the company.  Mylan continued its relentless pursuit of Perrigo, even fending off an unsolicited proposal for its own shares by Teva Pharmaceutical Industries, Ltd.  Both companies traded public barbs about the value of Perrigo shares, as is often the case with hostile situations.  To make it more interesting, during the quarter the healthcare sector sold off sharply with companies like Valeant Pharmaceuticals International, Inc. leading the downturn as questions about its business model and accounting practices surfaced.  This put Perrigo shareholders in a difficult spot, as management continued to recommend that shareholders reject the unsolicited offer and put their faith in its ability to deliver more value than Mylan was offering.  A tough sell in any market, no less one when the entire sector is being revalued.  Shareholders now had a choice to make:  realize a $16 to $20 gain (the range the spread traded in the weeks prior to termination) or side with management’s plan.  We believed that with the pain already felt by investors in the healthcare sector, coupled with the opportunity to realize significant short-term upside and avoid the potential downside that could be realized with no deal, investors would be compelled to vote in favor of the deal.  Forty percent of Perrigo shareholders agreed with us, falling short of the 50% minimum required under the offer.  Mylan subsequently withdrew its offer. While we were disappointed in the outcome, the Fund’s position was sized appropriately and losses were well within our risk parameters.

Several large deals that were expected to close in the fourth quarter were pushed into 2016 due to extended regulatory reviews.  Our 2016 returns should benefit as these deals progress toward closing early in the year.  First, Baker Hughes, Inc. and Halliburton Co. extended their negotiations with the Department of Justice (“DOJ”)

KELLNER MERGER FUND

on remedies to solve antitrust concerns for their $37.5 billion oil services deal.  The companies are working with both the DOJ and the European Commission to come up with a divestiture package to allay concerns and allow the deal to complete.  Second, the Time Warner Cable and Charter merger also is taking longer than expected, causing the spread to move out during the quarter.  The FCC continues to scrutinize the merger despite looking at the industry for nearly two years.  We still believe the merger will be found to be in the public interest and be approved in the first half of 2016.  Finally, on December 7, 2015, the Federal Trading Commission (“FTC”) filed to block the merger between office supply retailers Office Depot, Inc. (“Office Depot”) and Staples, Inc.  The FTC claims that competition will be reduced in the national office supplies market for corporate customers if the merger is allowed.  This lawsuit contradicts the FTC’s own unanimous ruling from 2013 when it approved the merger of OfficeMax and Office Depot and said that there was strong competition from a host of different competitors in the space, including online retailers.  The companies are challenging the decision in court and the case will be heard at the end of March.  Spreads widened across the board with the market volatility in the latter half of 2015, providing us, in our view, with opportunities to add to some of our existing positions at more attractive levels.

Outlook

While we expect merger and acquisition activity to continue to be strong in 2016, we are not expecting a repeat of the record breaking levels of 2015.  2015’s numbers are slightly skewed because of the aforementioned average size of the deals announced.  In fact the number of deals was actually down 4.7% year-over-year.  We believe that the sweet spot for deals in 2016 will be in the middle market, the $3-5 billion deals.  We are encouraged that deal flow will remain strong for several reasons.  First, the price multiple being paid for companies on an EV/EBITDA basis was lower in 2015 than it was in 2014, with the exception of healthcare.  This shows that buyers are remaining somewhat disciplined in their purchases, at least as compared to last year.  Historically as you head into the later stages of an M&A cycle, you would expect to see valuations climb higher year-over-year.  Despite volatility in the market, we believe key ingredients are in place for a solid year of merger and acquisition activity ahead: boardroom confidence is high, companies are seeking growth in a tepid economic environment, balance sheets are cash heavy, and cheap financing is still available.  With the expected closing of some of our larger positions and general spread widening, we believe the portfolio is poised for a strong year ahead.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, LP

KELLNER MERGER FUND

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. These risks may be magnified in emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Investment in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the schedule of investments included in this report.

The Kellner Merger Fund is distributed by Quasar Distributors, LLC.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal tax advice.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  Managers in the HFRX Merger Arbitrage Index use merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

One cannot invest directly in an index.

Credit quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely

KELLNER MERGER FUND

fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.  In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

EV/EBITDA – Enterprise Value (“EV”) is a measure of a company’s total value.  Enterprise value is calculated as the market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

EBITDA – Earnings before interest, taxes, depreciation and amortization is an indicator of a company’s financial performance which is calculated in the following manner:

EBITDA = Revenue - Expenses (excluding tax, interest, depreciation and amortization).

KELLNER MERGER FUND

Comparison of the change in value of a $100,000 investment in the
Kellner Merger Fund – Institutional Class Shares vs the BofA Merrill Lynch
3-month Treasury Bill Index and the HFRX ED: Merger Arbitrage Index

Average Annual Total Return:	1 Year	Since Inception[1]
Kellner Merger Fund – Investor Class	2.22%	3.42%
Kellner Merger Fund – Institutional Class	2.48%	3.82%
BofA Merrill Lynch 3-month Treasury Bill Index	0.05%	0.07%
HFRX ED: Merger Arbitrage Index	8.41%	4.12%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days.

KELLNER MERGER FUND

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  Managers in the HFRX Merger Arbitrage Index use merger arbitrage strategies which employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction. Merger Arbitrage involves primarily announced transactions, typically with limited or no exposure to situations which pre-, post-date or situations in which no formal announcement is expected to occur. Opportunities are frequently presented in cross border, collared and international transactions which incorporate multiple geographic regulatory institutions, with typically involve minimal exposure to corporate credits. Merger Arbitrage strategies typically have over 75% of positions in announced transactions over a given market cycle.

1 The Fund commenced operations on June 29, 2012.

KELLNER MERGER FUND

EXPENSE EXAMPLE at December 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the Kellner Merger Fund – Investor Class shares and the Kellner Merger Fund – Institutional Class shares, respectively.  Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at December 31, 2015 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/15	12/31/15	7/1/15 – 12/31/15
Actual(2)
Investor Class	$1,000.00	$ 990.80	$11.84
Institutional Class	$1,000.00	$ 991.90	$10.69

Hypothetical (5% return
before expenses)(3)
Investor Class	$1,000.00	$1,013.31	$11.98
Institutional Class	$1,000.00	$1,014.47	$10.82

(1)
Expenses are equal to the Investor Class and Institutional Class annualized expense ratios of 2.36% and  2.13%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $8.78 and $7.53 for Investor Class and Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.89 and $7.63 for Investor Class and Institutional Class, respectively.

KELLNER MERGER FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

KELLNER MERGER FUND

SCHEDULE OF INVESTMENTS at December 31, 2015

Shares	COMMON STOCKS – 71.6%	Value

	Administrative and Support Services – 1.8%
50,700	Baker Hughes, Inc. (c)	$2,339,805

	Broadcasting (except Internet) – 4.4%
54,000	Cablevision Systems Corp. – Class A	1,722,600
7,777	Sirius XM Holdings, Inc. (a)	31,652
21,000	Time Warner Cable, Inc.	3,897,390
		5,651,642
	Chemical Manufacturing – 1.9%
1	Endo International plc (a)(b)	61
17,000	Perrigo Co. plc (b)	2,459,900
		2,459,961
	Computer and Electronic
	Product Manufacturing – 13.4%
540,100	Alcatel-Lucent – ADR (a)	2,068,583
143,800	Broadcom Corp. – Class A (c)	8,314,516
151,400	EMC Corp. (c)	3,887,952
87,600	Fairchild Semiconductor International, Inc. (a)	1,814,196
0	NXP Semiconductors NV (a)(b)	28
99,100	PMC-Sierra, Inc. (a)	1,151,542
		17,236,817
	Couriers and Messengers – 1.4%
218,600	TNT Express NV (b)	1,850,630

	Food Manufacturing – 1.3%
18,500	Keurig Green Mountain, Inc.	1,664,630

	Health and Personal Care Stores – 0.7%
116,800	Rite Aid Corp. (a)	915,712

	Insurance Carriers and Related Activities – 20.0%
51,400	Chubb Corp. (c)	6,817,696
6,000	Cigna Corp.	877,980
105,800	Health Net, Inc. (a)(c)	7,243,068
16,600	Humana, Inc.	2,963,266
46,900	PartnerRe Ltd. (b)(c)	6,553,806
12,300	StanCorp Financial Group, Inc.	1,400,724
		25,856,540
	Machinery Manufacturing – 4.1%
41,200	Cameron International Corp. (a)	2,603,840
39,600	KLA-Tencor Corp.	2,746,260
		5,350,100

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at December 31, 2015, Continued

Shares	COMMON STOCKS – 71.6% (Continued)	Value

	Management of Companies and Enterprises – 1.4%
29,000	AGL Resources, Inc.	$1,850,490

	Merchant Wholesalers, Durable Goods – 1.1%
9,900	Airgas, Inc.	1,369,368

	Miscellaneous Store Retailers – 1.1%
244,100	Office Depot, Inc. (a)	1,376,724

	Pharmaceutical and
	Medicine Manufacturing – 2.3%
9,600	Allergan plc (a)(b)	3,000,000

	Pipeline Transportation – 1.5%
75,500	The Williams Companies, Inc.	1,940,350

	Plastics and Rubber Products Manufacturing – 2.0%
44,000	Jarden Corp. (a)	2,513,280

	Professional, Scientific, and
	Technical Services – 6.4%
28,000	Constant Contact, Inc. (a)	818,720
18,000	SolarWinds, Inc. (a)	1,060,200
115,500	Solera Holdings, Inc.	6,332,865
		8,211,785
	Publishing Industries (except Internet) – 4.4%
131,100	Meredith Corp.	5,670,075

	Telecommunications – 0.1%
4,010	AT&T, Inc.	137,984

	Utilities – 2.3%
112,800	Pepco Holdings, Inc.	2,933,928
	TOTAL COMMON STOCKS (Cost $92,876,005)	92,329,821

	REITS – 2.1%

	Real Estate – 2.1%
117,500	BioMed Realty Trust, Inc.	2,783,575
	TOTAL REITS (Cost $2,744,485)	2,783,575

	RIGHTS – 0.0%

	Hospitals – 0.0%
6,500	Community Health Systems, Inc. (a)(c)	58
	TOTAL RIGHTS (Cost $0)	58

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at December 31, 2015, Continued

Shares	MONEY MARKET FUNDS – 22.1%	Value
28,485,024	Fidelity Institutional Money Market
	Portfolio – Class I, 0.28% (d)	$28,485,024
	TOTAL MONEY MARKET FUNDS
	(Cost $28,485,024)	28,485,024
	Total Investments in Securities
	(Cost $124,105,514) – 95.8%	123,598,478
	Other Assets in Excess of Liabilities – 4.2%	5,407,397
	NET ASSETS – 100.0%	$129,005,875

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Rate shown is the 7-day annualized yield as of December 31, 2015.
ADR – American Depository Receipt
REIT – Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF SECURITIES SOLD SHORT at December 31, 2015

Shares	COMMON STOCKS – 30.4%	Value

	Broadcasting (except Internet) – 5.4%
31,271	Charter Communications, Inc. – Class A (a)	$5,725,720
76,186	Media General, Inc. (a)	1,230,404
		6,956,124
	Chemical Manufacturing – 3.7%
24,003	Mylan NV (a)(b)	1,297,842
108,480	Pfizer, Inc.	3,501,735
		4,799,577
	Computer and Electronic
	Product Manufacturing – 7.1%
46,479	Avago Technologies Ltd.	6,746,427
7,640	Microsemi Corp. (a)	248,987
297,055	Nokia OYJ – ADR	2,085,326
		9,080,740
	Insurance Carriers and Related Activities – 7.3%
30,937	ACE Ltd. (b)	3,614,988
13,902	Aetna, Inc.	1,503,084
65,807	Centene Corp. (a)	4,330,759
		9,448,831
	Machinery Manufacturing – 1.2%
19,800	Lam Research Corp.	1,572,516

	Miscellaneous Store Retailers – 0.2%
27,408	Staples, Inc.	259,554

	Plastics and Rubber Products Manufacturing – 1.3%
37,928	Newell Rubbermaid, Inc.	1,671,866

	Professional, Scientific, and Technical Services – 0.2%
4,662	VMware, Inc. (a)	263,729

	Support Activities for Mining – 3.1%
56,784	Halliburton Co.	1,932,928
29,499	Schlumberger Ltd. (b)	2,057,555
		3,990,483
	Utilities – 0.9%
84,159	Energy Transfer Equity, L.P.	1,156,345
	TOTAL COMMON STOCKS
	(Proceeds $38,551,774)	39,199,765
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $38,551,774)	$39,199,765

(a)	Non-income producing security.
(b)	Foreign issued security.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

SCHEDULE OF SWAP CONTRACTS at December 31, 2015

					Net
	Finan-	Termi-			Unrealized
	cing	nation		Notional	Appreciation/	Counter-
Security	Rate+	Date	Shares	Amount	(Depreciation)*	party
LONG TOTAL RETURN SWAP CONTRACTS
						Goldman
BG Group PLC	0.848%	7/2/25	432,300	GBP 4,346,777	$(130,648)	Sachs & Co.
Broadcom Corp. –						Goldman
Class A	0.620%	7/3/25	89,500	$5,191,895	(17,005)	Sachs & Co.
Precision						Goldman
Castparts Corp.	0.885%	12/4/25	61,300	$14,168,269	55,783	Sachs & Co.
						Goldman
SABMiller PLC	0.974%	10/29/25	29,900	GBP 1,219,920	(4,630)	Sachs & Co.
Time Warner						Goldman
Cable, Inc.	0.620%	7/3/25	43,400	$8,031,170	55,986	Sachs & Co.

SHORT TOTAL RETURN SWAP CONTRACTS
Royal Dutch
Shell PLC –						Goldman
Class A	0.848%	12/22/25	3,264	GBP 50,951	1,683	Sachs & Co.
Royal Dutch
Shell PLC –						Goldman
Class B	0.848%	7/2/25	192,546	GBP 3,040,301	102,186	Sachs & Co.
					$63,355

*	Based on the swap contract value held at the counterparty, gross unrealized appreciation is an asset and gross unrealized depreciation is a liability on the statement of assets and liabilities.
+	The fixed rate paid/received by the Fund is based on predetermined notional amounts.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2015

ASSETS
Investments in securities, at value (identified cost $124,105,514)	$123,598,478
Cash	18,905
Segregated cash at custodian	1,010,000
Foreign cash, at value (cost $52)	46
Deposit at broker for derivative instruments[1]	42,179,386
Receivables
Dividends and interest	71,619
Fund shares purchased	2,035,543
Unrealized appreciation on open swap contracts	215,638
Prepaid expenses	17,970
Total assets	169,147,585
LIABILITIES
Securities sold short (proceeds $38,551,774)	39,199,765
Payables
Unrealized depreciation on open swap contracts	152,283
Securities purchased	286,608
Fund shares redeemed	247,715
Dividends on short positions	43,203
Due to advisor	119,749
Administration and fund accounting fees	37,232
Transfer agent fees and expenses	15,176
Audit fees	20,700
Chief Compliance Officer fee	2,260
Custody fees	3,028
Legal fees	2,366
12b-1 distribution fees	6,615
Reports to shareholders	4,971
Accrued other expenses	39
Total liabilities	40,141,710
NET ASSETS	$129,005,875

1  Deposit at broker serves as collateral for securities sold short and open swap contracts.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2015, Continued

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class Shares
Net assets applicable to shares outstanding	$10,881,893
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	1,056,491
Net asset value, offering and redemption price per share	$10.30
Institutional Class Shares
Net assets applicable to shares outstanding	$118,123,982
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	11,305,568
Net asset value, offering and redemption price per share	$10.45
COMPONENTS OF NET ASSETS
Paid-in capital	$131,502,197
Undistributed net investment loss	(63,355)
Accumulated net realized loss on investments, foreign currency, options,
securities sold short and swap contracts	(1,363,380)
Net unrealized appreciation/(depreciation) on:
Investments	(507,036)
Foreign currency	22,085
Securities sold short	(647,991)
Swap contracts	63,355
Net unrealized depreciation on investments, foreign currency,
securities sold short and swap contracts	(1,069,587)
Net assets	$129,005,875

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2015

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld and
issuance fees of $3,275 and $502, respectively)	$831,508
Interest	15,848
Total income	847,356
Expenses
Advisory fees (Note 4)	1,104,532
Administration and fund accounting fees (Note 4)	125,677
Transfer agent fees and expenses (Note 4)	55,518
Registration fees	37,592
Audit fees	20,700
Custody fees (Note 4)	14,175
Legal fees	12,975
12b-1 distribution fees – Investor Class (Note 5)	11,517
Printing and mailing expense	10,767
Trustee fees	10,162
Chief Compliance Officer fee (Note 4)	9,011
Miscellaneous	8,004
Total expenses before dividends and interest on short positions	1,420,630
Dividends expense on short positions	512,129
Interest expense	170,029
Total expenses before expense waiver by Advisor	2,102,788
Less: expenses waived by Advisor (Note 4)	(83,673)
Net expenses	2,019,115
Net investment loss	(1,171,759)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS,
OPTIONS, SECURITIES SOLD SHORT AND SWAP CONTRACTS
Net realized gain/(loss) loss on transactions from:
Investments	718,332
Foreign currency	(9,664)
Purchased options	(76,824)
Written options	105,042
Securities sold short	(1,555,297)
Swap contracts	5,507,846
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,839,289)
Foreign currency	22,085
Purchased options	(15,799)
Written options	(38,618)
Securities sold short	955,775
Swap contracts	(731,153)
Net realized and unrealized gain on investments, foreign currency,
options, securities sold short and swap contracts	2,042,436
Net Increase in Net Assets Resulting from Operations	$870,677

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

(This Page Intentionally Left Blank.)

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2015	December 31, 2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(1,171,759)	$(426,295)
Net realized gain/(loss) on transactions from:
Investments	718,332	503,078
Foreign currency	(9,664)	226,618
Purchased options	(76,824)	(262)
Written options	105,042	74,665
Securities sold short	(1,555,297)	(666,878)
Swap contracts	5,507,846	36,059
Net change in unrealized appreciation/(depreciation) on:
Investments	(2,839,289)	2,147,845
Foreign currency	22,085	—
Purchased options	(15,799)	15,799
Written options	(38,618)	38,447
Securities sold short	955,775	(1,462,126)
Swap contracts	(731,153)	794,508
Net increase in net assets
resulting from operations	870,677	1,281,458
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Investor Class Shares	(15,951)	—
Institutional Class Shares	(160,626)	—
From net realized gain on investments
Investor Class Shares	(359,059)	(14,482)
Institutional Class Shares	(3,583,610)	(581,946)
Total distributions to shareholders	(4,119,246)	(596,428)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	77,679,379	49,520,284
Total increase in net assets	74,430,810	50,205,314
NET ASSETS
Beginning of year	54,575,065	4,369,751
End of year	$129,005,875	$54,575,065
Includes undistributed net investment loss of	$(63,355)	$(601,248)

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a) A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Investor Class Shares
Shares sold	1,179,509	$12,690,464	720,835	$7,474,179
Shares issued on reinvestments
of distributions	35,860	368,643	1,409	14,482
Shares redeemed	(284,677)	(3,010,571)	(923,765)	(9,617,160)
Net increase/(decrease)	930,692	$10,048,536	(201,521)	$(2,128,499)

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	10,518,887	$113,475,280	5,337,527	$55,719,659
Shares issued on reinvestments
of distributions	333,899	3,479,227	52,341	544,348
Shares redeemed	(4,595,714)	(49,323,664)	(441,480)	(4,615,224)
Net increase	6,257,072	$67,630,843	4,948,388	$51,648,783

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF CASH FLOWS For the Year Ended December 31, 2015

Increase/(decrease) in cash—
Cash flows from operating activities:
Net increase in net assets from operations	$870,677
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investment securities	(276,615,145)
Proceeds from sale of investment securities	168,719,999
Proceeds from short sales	88,036,153
Closed short sale transactions	(52,367,877)
Proceeds from written options	221,589
Closed options	(18,508)
Purchase of short term investments, net	(15,802,314)
Decrease in unrealized appreciation on open swap contracts	578,870
Increase in foreign currency	(46)
Increase in deposits at broker	(25,256,535)
Increase in dividends and interest receivable	(21,228)
Decrease in receivable for securities sold	61,766
Decrease in prepaid expenses and other assets	5,339
Increase in due to Advisor	73,321
Decrease in due to broker/custodian	(131)
Increase in payable for securities purchased	286,608
Increase in payable for dividends on short positions	4,965
Increase in unrealized depreciation on open swap contracts	152,283
Increase in accrued administration fees	12,389
Increase in 12b-1 distribution and service fees	2,539
Increase in custody fees	1,367
Increase in transfer agent expenses	3,685
Increase in other accrued expenses	1,296
Net realized loss on investments	808,994
Unrealized depreciation on securities	1,937,931
Return of capital	(9,897)
Proceeds received through mergers	37,631,791
Net cash used in operating activities	(70,680,119)

Cash flows from financing activities:
Proceeds from shares sold	124,130,285
Payment on shares redeemed	(52,149,998)
Distributions paid in cash	(271,263)
Net cash provided by financing activities	71,709,024
Net increase in cash	1,028,905
Cash:
Beginning balance	—
Ending balance	$1,028,905

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$3,847,870
Cash paid for interest	$170,029

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Investor Class Shares
			May 1,		June 29,
			2013		2012**
	Year Ended	Year Ended	through		through
	December 31,	December 31,	December 31,		April 30,
	2015	2014	2013*		2013
Net asset value,
beginning of period	$10.43	$10.21	$10.29		$10.00
Income from investment operations:
Net investment loss^	(0.15)	(0.13)	(0.04)		(0.12)
Net realized and unrealized
gain on investments	0.38	0.47	0.40		0.41
Total from investment operations	0.23	0.34	0.36		0.29

Less distributions:
From net investment income	(0.02)	—	—		—
From net realized
gain on investments	(0.34)	(0.12)	(0.44)		—
Total distributions	(0.36)	(0.12)	(0.44)		—
Net asset value, end of period	$10.30	$10.43	$10.21		$10.29

Total return	2.22%	3.31%	3.54	%+	2.90	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$10,882	$1,312	$3,343		$3,197
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	2.51%	4.75%	8.29	%++	9.23	%++
After fee waivers and
expense reimbursement	2.44%	2.87%	3.00	%++	2.50	%++
Ratio of net investment loss
to average net assets:
Before fee waivers and
expense reimbursement	(1.44%)	(3.15%)	(5.81	%)++	(8.20	%)++
After fee waivers and
expense reimbursement	(1.37%)	(1.27%)	(0.52	%)++	(1.47	%)++
Portfolio turnover rate	228.64%	214.06%	143.51	%+	37.59	%+

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

Institutional Class Shares
			May 1,		June 29,
			2013		2012**
	Year Ended	Year Ended	through		through
	December 31,	December 31,	December 31,		April 30,
	2015	2014	2013*		2013
Net asset value,
beginning of period	$10.55	$10.25	$10.31		$10.00
Income from investment operations:
Net investment loss^	(0.14)	(0.14)	(0.02)		(0.06)
Net realized and unrealized
gain on investments	0.40	0.56	0.40		0.37
Total from investment operations	0.26	0.42	0.38		0.31

Less distributions:
From net investment income	(0.02)	—	—		—
From net realized
gain on investments	(0.34)	(0.12)	(0.44)		—
Total distributions	(0.36)	(0.12)	(0.44)		—
Net asset value, end of period	$10.45	$10.55	$10.25		$10.31

Total return	2.48%	4.08%	3.73	%+	3.20	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$118,124	$53,263	$1,027		$1,100
Ratio of expenses to average net assets:
Before fee waivers and
expense reimbursement	2.38%	3.00%	8.03	%++	7.50	%++
After fee waivers and
expense reimbursement	2.28%	2.59%	2.76	%++	2.04	%++
Ratio of net investment loss
to average net assets:
Before fee waivers and
expense reimbursement	(1.42%)	(1.74%)	(5.53	%)++	(6.18	%)++
After fee waivers and
expense reimbursement	(1.32%)	(1.33%)	(0.26	%)++	(0.72	%)++
Portfolio turnover rate	228.64%	214.06%	143.51	%+	37.59	%+

*	Effective September 19, 2013, the Fund changed its fiscal year end from April 30 to December 31.
**	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015

NOTE 1 – ORGANIZATION

The Kellner Merger Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns with less volatility than in the equity markets.  The Fund commenced operations on June 29, 2012.

The Fund currently offers Investor Class shares and Institutional Class shares.  Effective July 24, 2015, the Fund’s Class A shares were redesignated as Investor Class shares.  Effective with the redesignation, all sales charges imposed on the former Class A shares were eliminated on the Investor Class shares.  All other fees, expenses and investment minimums for the Investor Class shares remained the same as the former Class A shares.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s return filed for open tax years 2012-2014, or expected to be taken in the Fund’s 2015 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.
.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund and the Kellner Event Fund are each charged for those expenses that are directly attributable to a Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2015, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

Undistributed
Net Investment	Accumulated Net
Income/(Loss)	Realized Gain/(Loss)	Paid-in Capital
$1,886,229	$(1,885,637)	$(592)

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Foreign Securities: The Fund may invest without limitation in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers.  Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers.  There is frequently less government regulation of broker-dealers and issuers than in the United States.  In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

H.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

I.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.

When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will maintain a segregated account with the Fund’s custodian consisting of high quality liquid debt obligations equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Fund may enter into total return swap agreements.  A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying assets.  The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange.  The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the statement of operations.  Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the statement of operations.

The Fund invests in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap.  Total return swaps normally do not involve the delivery of securities or other underlying assets.  If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

shown in the statement of assets and liabilities. Total return swap contracts outstanding at period end are listed after the Fund’s schedule of investments.

As of December 31, 2015, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contracts	Unrealized appreciation on swap contracts	$215,638
Equity Contracts	Unrealized depreciation on swap contracts	(152,283)

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contract	Realized loss on purchased options	$(76,824)
Equity Contract	Realized gain on written options	105,042
Equity Contract	Realized gain on swap contracts	5,507,846
Equity Contract	Change in unrealized appreciation
	on purchased options	(15,799)
Equity Contract	Change in unrealized appreciation
	on written options	(38,618)
Equity Contract	Change in unrealized appreciation
	on swap contracts	(731,153)

The average monthly market values of purchased and written options during the year ended December 31, 2015 for the Fund were $31,271 and $131,909, respectively. The average monthly notional values of long and short total return swaps held by the Fund during the year ended December 31, 2015 were $25,798,193 and $1,821,216, respectively.

Transactions in written options contracts for the year ended December 31, 2015, are as follows:

	Contracts	Premiums Received
Beginning Balance	326	$41,878
Options written	678	221,589
Options closed	(123)	(52,755)
Options exercised	(187)	(139,917)
Options expired	(694)	(70,795)
Outstanding at December 31, 2015	—	$—

The Fund is required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The guidance requires retrospective application for all comparative periods presented.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

A Fund may mitigate credit risk with respect to over-the-counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties.  These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian.  The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement.  To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below.  Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

		Gross Amounts not
	Gross	Offset in the Statement
	Amounts	of Assets & Liabilities
	of
	Recognized		Collateral
	Assets or	Financial	Pledged	Net
	Liabilities	Instruments*	(Received)**	Amount
Assets:
Description
Unrealized appreciation
on open swap contracts	$215,638	$(152,283)	$—	$63,355
	$215,638	$(152,283)	$—	$63,355
Liabilities:
Description
Unrealized depreciation
on open swap contracts	$152,283	$(152,283)	$—	$—
	$152,283	$(152,283)	$—	$—

*
Amounts relate to master netting agreements and collateral agreements with Goldman Sachs and Co. which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**
Amounts relate to master netting agreements and collateral agreements with Goldman Sachs and Co. which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance.  The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities.  Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

J.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value.  Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation,

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy. Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Total Return Swaps: Prices of swap contracts are provided by a pricing service approved by the Board of Trustees (“Board”) and are generally classified in level 2.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2015:

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Administrative Support	$2,339,805	$—	$—	$2,339,805
Finance and Insurance	25,856,540	—	—	25,856,540
Information	11,459,701	—	—	11,459,701
Management of Companies
and Enterprises	1,850,490	—	—	1,850,490
Manufacturing	32,224,788	—	—	32,224,788
Professional, Scientific and
Technical Services	8,211,785	—	—	8,211,785
Retail Trade	2,292,436	—	—	2,292,436
Transportation and
Warehousing	3,790,980	—	—	3,790,980
Utilities	2,933,928	—	—	2,933,928
Wholesale Trade	1,369,368	—	—	1,369,368
Total Common Stocks	92,329,821	—	—	92,329,821
REITS	2,783,575	—	—	2,783,575
Rights	58	—	—	58
Money Market Funds	28,485,024	—	—	28,485,024
Total Investments
in Securities	$123,598,478	$—	$—	$123,598,478
Swap Contracts*	$—	$215,638	$—	$215,638
Liabilities:
Securities Sold Short	$39,199,765	$—	$—	$39,199,765
Swap Contracts*	$—	$152,283	$—	$152,283

* Swap contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at December 31, 2015, the end of the reporting period.  During the year ended December 31, 2015, the Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2015.

FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2015, Kellner Management, L.P. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended December 31, 2015, the Fund incurred $1,104,532 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.75% and 1.50% of average daily net assets for Investor Class shares and Institutional Class shares, respectively (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses).

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2015, the Advisor reduced its fees in the amount of $83,673; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Date	Amount
4/30/16	$184,895
12/31/16	157,035
12/31/17	169,027
12/31/18	83,673
$594,630

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended December 31, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$125,677
Transfer agency (a)	42,650
Custody	14,175
Chief Compliance Officer	9,011

(a) Does not include out-of-pocket expenses.

At December 31, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$37,232
Transfer agency (a)	12,108
Custody	3,028
Chief Compliance Officer	2,260

(a) Does not include out-of-pocket expenses.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. The expenses covered by the Plan may include the cost in connection with the

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended December 31, 2015, the Fund incurred distribution expenses of $11,517 for the Investor Class shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $273,637,319 and $168,492,130, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a credit line in the amount of $6,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended December 31, 2015, the Fund did not draw upon the line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2015 and the year ended December 31, 2014 was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$3,967,860	$422,367
Long-Term Capital Gains	151,386	174,061

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2015, Continued

As of December 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$126,210,977
Gross unrealized appreciation	4,577,538
Gross unrealized depreciation	(7,190,037)
Net unrealized depreciation (a)	(2,612,499)
Net unrealized depreciation on short sales
and foreign currency	(625,906)
Undistributed ordinary income	610,122
Undistributed long-term capital gain	131,961
Total distributable earnings	742,083
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$(2,496,322)

(a)	The difference between the book basis and tax basis net unrealized depreciation and cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

NOTE 9 – CLASS REDESIGNATION

Effective July 27, 2015, the Fund’s Class A shares were redesignated as Investor Class shares.  Effective with the redesignation, all sales charges imposed on the former Class A shares were eliminated on the Investor Class shares.  All other fees, expenses and investment minimums for the Investor Class shares remained the same as the former Class A shares.

KELLNER MERGER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Kellner Merger Fund

We have audited the accompanying statement of assets and liabilities of the Kellner Merger Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2015, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the two years in the period then ended, for the eight month period ended December 31, 2013 and for the period June 29, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kellner Merger Fund, as of December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the each of the two years in the period then ended, for the eight month period ended December 31, 2013 and for the period June 29, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2016

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) for another annual term for the Kellner Merger Fund (the “Merger Fund”) and the Kellner Event Fund (the “Event Fund”) (collectively, the “Funds”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Event Fund and the Merger Fund as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

and its peer funds utilizing Lipper and Morningstar classifications.  When reviewing performance of the Merger Fund against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Merger Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  When reviewing performance for the Event Fund, the Board noted that the Fund had only recently commenced operations on November 28, 2014, and as such only had limited performance to consider at this time.

Kellner Merger Fund: The Board noted that the Merger Fund’s performance, with regard to its Lipper comparative universe, was significantly above its peer group median for all relevant periods.
The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly above its peer group median for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Advisor’s affiliate) and the performance of the Fund as well as the reasons for any performance differences and reviewed the performance of the Fund against broad-based securities market benchmarks.

Kellner Event Fund: The Board noted that the Event Fund’s performance, with regard to its Lipper comparative universe, was slightly above its peer group median for the three-month period, and was slightly below its peer group median for the year-to-date period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was slightly above its peer group median for the three-month period, and was above its peer group median for the year-to-date period.

The Board did not consider the Fund’s short performance history to be meaningful at this point and also noted the Advisor did not consider the Fund to have enough meaningful performance at present to make comparison in performance between similarly managed accounts (managed by the Advisor’s affiliate) and the performance of the Fund.  The Board also reviewed the limited performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the fees charged to the Funds were generally lower than the fees charged to similarly managed account clients (managed by the Advisor’s affiliate), and to the extent fees charged to the similarly managed account clients were higher than for the Funds, it was largely a reflection of the nature of the client.

Kellner Merger Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Investor Class shares and 1.50% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Investor Class shares was above the peer group median and average and the total expense ratio for Institutional Class shares was below the peer group median and average.  The Board also noted that the contractual advisory fee was equal to the peer group median and slightly above the peer group average but that its net advisory fee was below the median of its peer group.  The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Kellner Event Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.99% for Investor Class shares and 1.74% for the Institutional Class (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for Investor Class shares was significantly above the peer group median and average and the total expense ratio for Institutional Class shares was above the peer group median and average.  The Board also noted that the contractual advisory fee was significantly above its peer group median and average, however the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

KELLNER MERGER FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed their specified Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Funds.  The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees received from the Funds with respect to Investor Class shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage.  The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Funds through separately managed accounts, and as a result the Advisor was not receiving additional fall-out benefits from any such relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Kellner Merger Fund and the Kellner Event Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Kellner Merger Fund and Kellner Event Fund would be in the best interest of the Funds and their shareholders.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)
Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	2	Trustee,
(age 69)		term	Delta Housing		Advisors Series
615 E. Michigan Street		since	Corporation (collegiate		Trust (for series
Milwaukee, WI 53202		March	housing management)		not affiliated
		2014.	(2012 to present);		with the Funds);
			Trustee and Chair		Independent
			(2000 to 2012), New		Trustee from
			Covenant Mutual		1999 to 2012,
			Funds (1999-2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha Gamma		(an open-end
			Delta Foundation		investment
			(philanthropic		company with
			organization) (2005		4 portfolios).
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 79)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and		not affiliated
		1997.	Chief Operating		with the Funds);
			Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(26 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 81)		term	President, Hotchkis and		Advisors Series
615 E. Michigan Street		since	Wiley Funds (mutual		Trust (for series
Milwaukee, WI 53202		May	funds) (1985 to 1993).		not affiliated
		2002.			with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years(3)

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 76)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 68)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC (May		Trust (for series
Milwaukee, WI 53202		September	1991 to present).		not affiliated
		2008.			with the Funds).

Officers
Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Joe D. Redwine	Chairman and	Indefinite term since	President, CEO, U.S. Bancorp
(age 68)	Chief	September 2007.	Fund Services, LLC
615 E. Michigan Street	Executive		(May 1991 to present).
Milwaukee, WI 53202	Officer

Douglas G. Hess	President and	Indefinite term since	Senior Vice President,
(age 48)	Principal	June 2003.	Compliance and Administration,
615 E. Michigan Street	Executive		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Officer		(March 1997 to present).

Cheryl L. King	Treasurer and	Indefinite term since	Vice President, Compliance and
(age 54)	Principal	December 2007.	Administration, U.S. Bancorp
615 E. Michigan Street	Financial		Fund Services, LLC
Milwaukee, WI 53202	Officer		(October 1998 to present).

Kevin J. Hayden	Assistant	Indefinite term since	Assistant Vice President,
(age 44)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2005 to present).

Albert Sosa	Assistant	Indefinite term since	Assistant Vice President,
(age 45)	Treasurer	September 2013.	Compliance and Administration,
615 E. Michigan Street			U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(June 2004 to present).

Michael L. Ceccato	Vice President,	Indefinite term since	Senior Vice President,
(age 58)	Chief Compliance	September 2009.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer and AML		(February 2008 to present).
Milwaukee, WI 53202	Officer

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term since	Senior Vice President and
(age 50)		September 2015.	Counsel, U.S. Bancorp Fund
615 E. Michigan Street			Services, LLC
Milwaukee, WI 53202			(May 2006 to present).

Emily R. Enslow, Esq.	Assistant	Indefinite term since	Assistant Vice President,
(age 28)	Secretary	September 2015.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street			(July 2013 to present); Proxy
Milwaukee, WI 53202			Voting Coordinator and Class
Action Administrator, Artisan
Partners Limited Partnership
(September 2012 to July 2013);
Legal Internship, Artisan Partners
Limited Partnership (February
2012 to September 2012);
J.D. Graduate, Marquette
University Law School
(2009 to 2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2015, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund and the Kellner Event Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
 “Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
 Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

KELLNER MERGER FUND

NOTICE TO SHAREHOLDERS at December 31, 2015 (Unaudited)

For the year ended December 31, 2015, the Fund designated $3,967,860 as ordinary income and $151,386 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the year ended December 31, 2015, the percentage of dividends declared from net investment income designated as qualified dividend income was 21.47%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2015 was 18.90%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2015 was 95.55% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

KELLNER MERGER FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●  Information we receive about you on applications or other forms;

●  Information you give us orally; and/or

●  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 855-535-5637.

KL-ANNUAL

Kellner Event Fund

Annual Report
December 31, 2015

December 31, 2015

Dear Fellow Shareholders:

The Kellner Event Fund (the “Fund”) was down 2.30% and 2.50% for the Investor Class and Institutional Class, respectively, for the fiscal year ended December 31, 2015.

Total Returns as of 12/31/2015	3-Month	1-Year	Annualized
			Since Inception*
KEFAX – Investor Class	0.00%	-2.30%	-1.84%
KEFIX – Institutional Class	-0.01%	-2.50%	-2.03%
S&P 500	7.04%	1.38%	1.03%
HFRX Event Driven Index	-0.59%	-6.94%	-6.77%

*The Kellner Event Fund began trading 11/28/2014.

Returns greater than 1 year are average annual returns with inception date of 11/28/14. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-535-5637 or visiting www.kellnerfunds.com.

Net Expense Ratio: 2.44% for Investor Class and 2.19% for Institutional Class^; Gross Expense Ratio 4.27% for Investor Class and 4.02% for Institutional Class±

^ The Advisor has contractually agreed to waive a portion or all of its management fees and pay Fund expenses, through at least April 28, 2016, to ensure that Net Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”) of 0.01%, taxes, interest expense, dividends on securities sold short and extraordinary expenses) do not exceed 1.99% and 1.74% of average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively.

Fund Performance

In 2015, the Fund’s Institutional Class shares were down 2.50% but outperformed the HFRX Event Driven Index in a challenging year. The Fund allocated a disproportionate share of assets to merger arbitrage, which held up relatively well. Although the Fund was not immune to market weakness, the allocation to merger arbitrage served to cushion the downside. The event investing space was under pressure throughout the year and as a result underperformed S&P 500

Index returns. As 2015 progressed, the event book significantly added to equity short positions and fixed income credit shorts and decreased long exposures. Fortunately, the Fund did not have significant exposure to the energy sector but did have stakes in a Master Limited Partnership and Puerto Rico bonds that hurt performance.

Merger Arbitrage Portfolio Review

In 2015, the Fund invested in approximately 114 different merger situations and was once again heavily concentrated in North America. Strategic deals continued to dominate the portfolio, making up about 90% of the Fund’s holdings, on average. Large deals continued to make headlines as there were 10 deals valued at more than $50 billion and 67 deals valued at more than $10 billion, both records. Historically, larger deals tend to offer higher rates of return because of the increased amount of money required to keep the spread compressed.

2015 was a record year for mergers and acquisitions (“M&A”) with $4.9 trillion in transactions announced, breaking the previous record of $4.3 trillion set in 2007. U.S. listed companies accounted for about 50% of that volume, also a record, up 57% over 2014. The healthcare industry saw an eye-popping $708 billion in announcements in 2015, up 62% from 2014, with deals such as Pfizer Inc.’s $160 billion transaction with Allergan Plc leading the way. We expect that there will be continued consolidation in healthcare as cost pressures persist. Technology was a close second with $697 billion in announced deals, almost double its 2014 activity. The four largest technology deals of all time were announced in 2015, with Dell Inc.’s $64 billon deal for EMC Corp. coming in on top. There was no letup in activity in the fourth quarter as it was the busiest of the year with $1.3 trillion in announced transactions. Beer behemoths Anheuser- Busch Inc., Bev SA and SABMiller Plc combined in a $120 billion deal that will create a dominant global brewer. Newell Rubbermaid Inc. bought Jarden Corp. for $18 billion and Walgreens Boots Alliance announced that it will buy Rite Aid Corp. for $16.7 billion.

Leveraged buyout activity paled in comparison to the overall M&A landscape with just $300 billion in announcements. This is half of what was seen in 2007 and was just 14% of U.S deal volume, well below the peak of 33% in 2007. Private equity firms continue to face hurdles such as competition from deep-pocketed strategic buyers that are using stock as currency and increased scrutiny by regulators on leveraged loans. This didn’t stop a consortium of investors from announcing the $14 billion buyout of Keurig Green Mountain Inc., the largest private equity buyout of the year.

Merger Arbitrage Performance

There were many deals that contributed to the positive performance for the Fund. The biggest gain came from the unwinding of the Time Warner Cable Inc. (“Time Warner Cable”)/ Comcast Corporation (“Comcast”) deal and the subsequent merger with Charter Communications Inc. (“Charter”). Heading into the second  quarter,  it  became apparent that the Federal Communications Commission (the “FCC” or the “Commission”) was receiving enough pressure from Administration officials and grassroots campaigns that made it almost impossible for the Commission to approve the transaction between Time Warner Cable and Comcast. Even though we believe the government would have had a tough time proving in court that the merger was in fact anticompetitive, the deal was scuttled on the FCC’s more ambiguous standard of not “being in the public interest.” We maintained the Fund’s position as we were comfortable with our belief that Charter was still interested in acquiring Time Warner Cable. Recall, Charter had started the consolidation process by making a cash and stock offer for Time Warner Cable back in late 2013. Time Warner Cable was able to rebuff Charter at the time by convincing Comcast to outbid. After Comcast called off the deal in April 2015, Time Warner Cable’s stock traded up as Charter again went public that they were still interested in the company. To further drive up the cost for Charter, Luxembourg based cable companyAltice S.A. made loud overtures that it was contemplating making a bid for Time Warner Cable. In late May 2015, Charter and Time Warner Cable came to an agreement for a cash and stock deal valued at $78.7 billion, or $195.71 per share. The deal, from an antitrust and public interest perspective, is a lot less controversial than the Time Warner Cable /Comcast deal and should complete in the first half of 2016.

The Fund’s performance was dampened by the breakup of the Meredith Corp (“MDP”) and Media General, Inc. (“MEG”) deal when Nexstar Broadcasting Group, Inc. (“NXST”) came in and unexpectedly made a hostile buyout bid for MEG. In early September 2015, MEG offered to buy MDP in a cash and stock deal valued at ~$3 billion. The spread originally traded tight as there were rumors that Time, Inc., which had been interested in MDP’s publishing assets in the past, might possibly make a counter offer for MDP. After several days of trading, the spread began to widen amid market volatility. We took this opportunity to establish a position in the transaction as, we believed, it now offered a more favorable rate of return. Less than a month after the deal was announced, NXST made an unsolicited offer for MEG. Since the Fund was short the MEG, it took a loss as MEG rallied in anticipation of a possible deal for the company. MDP made a counter offer for MEG to try and keep the original merger intact, but to no avail. MEG and NXST agreed to a deal and MDP agreed to terminate its deal for a $60 million termination fee and the right to bid on divested assets from the MEG and NXST deal.

The portfolio was also affected by the failure of Mylan NV (“Mylan”) to secure shareholder approval for its $32 billion takeover of Perrigo Co. (“Perrigo”). Back in April, Mylan made an unsolicited offer for Perrigo which was subsequently raised and rejected by the company. Mylan continued its relentless pursuit of Perrigo, even fending off an unsolicited proposal for its own shares by Teva Pharmaceutical Industries Limited. Both companies traded public barbs about the value of Perrigo shares, as is often the case with hostile situations. To make it more interesting, during the quarter the healthcare sector sold off sharply with companies like Valeant Pharmaceuticals International, Inc. leading the downturn as questions about its business model and accounting practices surfaced. This put Perrigo shareholders in a difficult spot, as management continued to recommend that shareholders reject the unsolicited offer and put their faith in its ability to deliver more value than Mylan was offering. A tough sell in any market, no less one when the entire sector is being revalued. Shareholders now had a choice to make: realize a $16 to $20 gain (the range the spread traded in the weeks prior to termination) or side with management’s plan. We believed that with the pain already felt by investors in the healthcare sector, coupled with the opportunity to realize significant short-term upside and avoid the potential downside that could be realized with no deal, investors would be compelled to vote in favor of the deal. Forty percent of Perrigo shareholders agreed with us, falling short of the 50% minimum required under the offer. Mylan subsequently withdrew its offer. While we were disappointed in the outcome, the Fund’s position was sized appropriately and losses were well within our risk parameters.

Several large deals that were expected to close in the fourth quarter were pushed into 2016 due to extended regulatory reviews. Our 2016 returns should benefit as these deals progress toward closing early in the year. First, Baker Hughes, Inc. and Halliburton Co. extended their negotiations with the Department of Justice (“DOJ”) on remedies to solve antitrust concerns for their $37.5 billion oil services deal. The companies are working with both the DOJ and the European Commission to come up with a divestiture package to allay concerns and allow the deal to complete. Second, the Time Warner Cable and Charter merger also is taking longer than expected, causing the spread to move out during the quarter. The FCC continues to scrutinize the merger despite looking at the industry for nearly two years. We still believe the merger will be found to be in the public interest and be approved in the first half of 2016. Finally, on December 7, 2015 the Federal Trading Commission (“FTC”) filed to block the merger between office supply retailers Office Depot, Inc. (“Office Depot”) and Staples, Inc. The FTC claims that competition will be reduced in the national office supplies market for corporate customers if the merger is allowed. This lawsuit contradicts the FTC’s own unanimous ruling from 2013 when it approved the merger of OfficeMax and Office Depot and said that there was strong competition from a host of different competitors in the space, including online retailers. The companies are challenging the decision in court and the case will be heard at the end of March. Spreads widened across the board with the market volatility in the latter half of 2015, providing us, in our view, with opportunities to add to some of our existing positions at more attractive levels.

Merger Arbitrage Outlook

While we expect merger and acquisition activity to continue to be strong in 2016, we are not expecting a repeat of the record breaking levels of 2015. 2015’s numbers are slightly skewed because of the aforementioned average size of the deals announced. In fact the number of deals was actually down 4.7% year-over-year. We believe that the sweet spot for deals in 2016 will be in the middle market, the $3-5 billion deals.. We are encouraged that deal flow will remain strong for several reasons. First, the price multiple being paid for companies on an EV/EBITDA basis was lower in 2015 than it was in 2014, with the exception of healthcare. This shows that buyers are remaining somewhat disciplined in their purchases, at least as compared to last year. Historically as you head into the later stages of an M&A cycle, you would expect to see valuations climb higher year-over-year.   Despite volatility in the market, we believe key

ingredients are in place for a solid year of merger and acquisition activity ahead: boardroom confidence is high, companies are seeking growth in a tepid economic environment, balance sheets are cash heavy, and cheap financing is still available. With the expected closing of some of our larger positions and general spread widening, we believe the portfolio is poised for a strong year ahead.

Event / High Yield Portfolio Review

High yield and event investing conditions remained challenging in 2015. It was only the third year of negative returns for high yield in the past twenty years. The BofA Merrill Lynch U.S. High Yield Index posted a -4.64% return, and the HFRX Event Driven Index returned -6.94%. The S&P 500 Index was up 1.37%, but index returns masked significant weakness in many individual stocks. What began as weakness in energy spread to other sectors, including metals and mining, telecommunications, retailing, and healthcare. The slowdown in China, federal policy shift toward tightening, and oil price weakness heightened investor’s concerns. Credit conditions worsened, with spreads widening to 698 basis points by December 2015, ending the year up 185 basis points. Yield to worst on the BofA Merrill Lynch U.S. High Yield Index stood at 8.76% by year’s end and 18.16% for CCCs. The distressed securities market suffered from poor technical conditions, and buying the dips proved the wrong strategy as distressed sectors (shipping, energy, metals and mining) found no bottom in 2015. The announcement of a large distressed mutual fund halting redemptions further spooked credit markets in December.

The Kellner Capital event investing team has identified some high conviction shorts and potential downgrade candidates that should benefit from continued volatility in the markets. For the first time in years, there is an abundance of distressed opportunities, and this should present compelling opportunities for outsized returns in coming years. We remain cognizant of challenging technical conditions, with dealer inventories low and redemptions increasing, but believe the landscape is creating attractive entry points for new investment opportunities. With default rates expected to rise to 3-4%, high yield remains relatively attractive with yields exceeding 9%. We expect a modest widening of spreads, but given negative sentiment, total returns could surprise on the upside, particularly if the energy sector stabilizes. As market conditions warrant, we intend to shift the Fund to take advantage of event investing opportunities, but in the near-term remain cautiously positioned.

Event / High Yield Performance

In 2015, given market turbulence, our short positions were the biggest positive contributors to performance. The Fund benefited from a short position in the bonds of Vallourec SA, a European steel company, where results weakened along with further deterioration in the oil and gas sector. Carrying a 2.25% coupon and trading around par, the bonds offered asymmetric return profile with limited downside risk. In addition, the Fund realized gains in its short position in Medallion Financial Corp., where the stock traded off as a result of lower taxi medallion values - the direct result of increasing competition from Uber Technologies, Inc. The Fund also benefited from weakness in Diamond Resorts International, Inc. stock, where the Fund held a short position. The investment thesis was that regulatory risk and negative press would heighten pressure on the company to change some of its sales practices and weaken earnings potential. The thesis continues to play out in this situation. In addition, the Fund booked gains in put options in Joy Global, Inc. and Flotek Industries, Inc., with both trades initiated with specific downside catalysts. On the long side, the Fund booked gains from call options in Weight Watchers International, Inc. stock after the Oprah Winfrey investment spurred significant short covering. We believe that Oprah’s investment and board position significantly increases the probability of a successful turnaround for the brand name consumer company. In addition, the Fund had a gain in convertibles of Alaska Communications Systems Group Inc.  The company is positioned with a conservative balance sheet and should benefit from increased penetration of broadband in a market with oligopolistic characteristics.

In 2015, the biggest detractor from performance was an investment in the alternative master limited partnership of SunCoke Energy Partners, L.P. At the time of the purchase we viewed the investment as a solid yielding vehicle, with potential upside from continued drop downs. However, during the year, prolonged weakness in the steel sector caused investors to reevaluate counterparty risk associated with its two largest customers – US Steel and AK Steel. In light of continued challenges in these end markets, we sold the stock at a loss but mitigated further damage. Also negatively impacting performance was the Fund’s position in Globalstar, Inc. (“Globalstar”), which suffered from technical hedge fund selling and delays in FCC approval. Ultimately, we believe that Globalstar will secure approval for the reallocation of its spectrum for Wi-Fi use and believe our investment thesis in intact.

Our investment in Puerto Rico Sales Tax Financing bonds (also known by the acronym “COFINA”) also declined during the year. The government’s pursuit of a restructuring called into question the recoveries of various entities within the Puerto Rico municipal complex. A potential restructuring remains complicated as a result of the current lack of Chapter 9 for the U.S. territory. We continue to believe that the COFINA structure will fair relatively well, with the latest proposal assigning the second highest recoveries to these bonds (after General Obligations). In the 40s and 50s, we believe these represent attractive investment opportunities. The Fund also suffered losses from its investment in Arch Coal bonds. The coal industry was hit with a tsunami of negative news in 2015, and the company chose to file Chapter 11 pro-actively in order to save liquidity, rather than continue to pay coupons to unsecured creditors. In addition to commodity exposures, the Fund’s investment in KCAP Financial, Inc. (“KCAP”), a business development corporation, hurt performance. KCAP’s stock declined significantly as a result of overall deterioration in credit conditions and lack of new collateralized loan obligation (“CLO”) issuance. We believe this stock is nearing downside risk and are optimistic that strategic options will unlock value.

Event / High Yield Outlook

In terms of overall event investing, the Fund is taking a cautious approach in 2016 and has initiated a number of new short positions that should benefit from weakness in commodity markets and further deterioration in credit markets. For example, the Fund is short an exchange-traded fund (“ETF”) of basket of sovereign debt, debt of a Chilean copper company, and debt of a Brazilian iron ore company and debt of a global cement company. In addition to credit bets, the Fund initiated two equity shorts where the catalyst is potential regulatory action. Both companies have significant financial characteristics (loans to consumers) that could be negatively impacted by deterioration of portfolio conditions, including an uptick in bad debt expense.

On the long side, we initiated a position in convertible debt of a brand licensing company that trades at distressed price (in the 40s), creating the company at 6.5x EBITDA on a market value basis. The company is facing a large upcoming maturity in June 2016 but generates significant free cash flow. We believe a refinancing will provide a catalyst for significant appreciation of the bonds and equity. The overhang of associated with the maturity and launch of a U.S. Securities and Exchange Commission formal investigation have resulted in severe price declines that we think overly discount the value of the brand franchise. Currently the converts yield over 40% to maturity, and we believe the investment represents compelling opportunity.

The upside to recent volatile market conditions is that there are many more opportunities in distressed credit and event investing where the risk reward characteristics are attractive. The Fund continues to pursue a fundamental research approach and look for catalysts on the long and short side. Our book currently remains positioned with more shorts, but we are also finding value emerging from the ruble given challenging market conditions. We will continue to utilize our flexibility to capitalize on market volatility for the benefit of our shareholders and attempt to preserve capital during times of significant market upheaval.

We are grateful for your continued trust and support.

Sincerely,

The Investment Team at Kellner Management, LP

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. These risks may be magnified in emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. The Fund is nondiversified, meaning they may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

Investment in absolute return strategies are not intended to outperform stocks and bonds during strong market rallies.

Fund holdings and sector allocation are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

The Kellner Event Fund is distributed by Quasar Distributors, LLC.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation. Neither the Fund nor any of its representatives may give legal tax advice.

The S&P 500® Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The HFRX Event Driven Fund Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. Managers in the HFRX Event Driven Fund Index maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment thesis are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P 500 and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

One cannot invest directly in an index.

Credit Quality weights by rating are derived from the highest bond rating as determined by Standard & Poor’s (“S&P”), Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as S&P, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

EV/EBITDA - Enterprise Value (“EV”) is a measure of a company's total value. Enterprise value is calculated as the market capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents.

EBITDA - Earnings before interest, taxes, depreciation and amortization is an indicator of a company's financial performance which is calculated in the following manner:

EBITDA = Revenue - Expenses (excluding tax, interest, depreciation and amortization).

Yield to Worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting. The yield to worst is calculated by making worst-case scenario assumptions on the issue by calculating the returns that would be received if provisions, including prepayment, call or sinking fund, are used by the issuer.

Basis Point is a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures. Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain or expand its asset base.

		Since
Average Annual Total Return:	1 Year	Inception[1]
Kellner Event Fund - Investor Class	-2.30%	-1.84%
Kellner Event Fund - Institutional Class	-2.50%	-2.03%
S&P 500® Index	1.38%	1.03%
HFRX Event Driven Index	-6.94%	-6.77%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares. This chart does not imply any future performance. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The HFRX Event Driven Fund Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. Managers in the HFRX Event Driven Fund Index maintain positions in companies currently or prospectively involved in corporate transactions of a wide variety including but not limited to mergers, restructurings, financial distress, tender offers, shareholder buybacks, debt exchanges, security issuance or other capital structure adjustments. Security types can range from most senior in the capital structure to most junior or subordinated, and frequently involve additional derivative securities. Event Driven exposure includes a combination of sensitivities to equity markets, credit markets and idiosyncratic, company specific developments. Investment thesis are typically predicated on fundamental characteristics (as opposed to quantitative), with the realization of the thesis predicated on a specific development exogenous to the existing capital structure.

1 The Fund commenced operations on November 28, 2014.

Expense Example at December 31, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/15 – 12/31/15).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.99% and 1.74% per the operating expenses limitation agreement for the Kellner Event Fund - Investor Class shares and the Kellner Event Fund - Institutional Class shares, respectively. Although the Fund charges no transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expensesoftheFund. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	7/1/15	12/31/15	7/1/15– 12/31/15
Actual(2)
Investor Class	$1,000.00	$ 965.50	$12.98
Institutional Class	$1,000.00	$ 964.40	$11.93

Hypothetical (5% return
before expenses)(3)
Investor Class	$1,000.00	$1,012.00	$13.29
Institutional Class	$1,000.00	$1,013.06	$12.23

(1)
Expenses are equal to the Investor Class and Institutional Class annualized expense ratios of 2.62% and 2.41%, respectively, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $9.86 and $8.62 for Investor Class and Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $10.11 and $8.84 for Investor Class and Institutional Class, respectively.

Kellner Event Fund

Sector Allocation of Portfolio Assets at December 31, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

Kellner Event Fund
Schedule of Investments
at December 31, 2015

Shares		Value
	COMMON STOCKS - 62.3%

	Administrative and Support Services - 1.3%
2,700	Baker Hughes, Inc.	$124,605

	Broadcasting (except Internet) - 7.8%
2,400	Cablevision Systems Corp. - Class A	76,560
2,801	Radio One, Inc. (a)	4,818
56,000	Sirius XM Holdings, Inc. (a)(c)	227,920
37,268	Spanish Broadcasting System, Inc. - Class A (a)	120,748
1,800	Time Warner Cable, Inc. (c)	334,062
		764,108
	Chemical Manufacturing - 1.8%
1,200	Perrigo Co. plc (b)	173,640

	Computer and Electronic Product Manufacturing - 10.6%
28,800	Alcatel-Lucent - ADR (a)	110,304
11,500	Broadcom Corp. - Class A	664,930
6,100	EMC Corp.	156,648
3,600	Fairchild Semiconductor International, Inc. (a)	74,556
1	NXP Semiconductors NV (a)(b)	83
4,400	PMC-Sierra, Inc. (a)	51,128
		1,057,649
	Couriers and Messengers - 0.8%
8,800	TNT Express NV (b)	74,499

	Credit Intermediation and Related Activities - 1.5%
57,945	WMIH Corp. (a)	150,078

	Food Manufacturing - 0.7%
800	Keurig Green Mountain, Inc.	71,984

	Health and Personal Care Stores - 0.4%
4,400	Rite Aid Corp. (a)	34,496

	Insurance Carriers and Related Activities - 12.7%
2,600	Chubb Corp.	344,864
400	Cigna Corp.	58,532
4,500	Health Net, Inc. (a)	308,070
800	Humana, Inc.	142,808
2,200	PartnerRe Ltd. (b)	307,428
800	StanCorp Financial Group, Inc.	91,104
		1,252,806
	Leather and Allied Product Manufacturing - 0.3%
4,000	Iconix Brand Group, Inc. (a)	27,320

	Machinery Manufacturing - 2.3%
1,800	Cameron International Corp. (a)	113,760
1,600	KLA-Tencor Corp.	110,960
		224,720
	Management of Companies and Enterprises - 1.0%
1,600	AGL Resources, Inc.	102,096

	Merchant Wholesalers, Durable Goods - 0.6%
400	Airgas, Inc.	55,328

	Miscellaneous Store Retailers - 0.8%
14,400	Office Depot, Inc. (a)	81,216

	Pharmaceutical and Medicine Manufacturing - 1.3%
400	Allergan plc (a)(b)	125,000

The accompanying notes are an integral part of these financial statements.

	Pipeline Transportation - 0.9%
3,600	The Williams Companies, Inc.	92,520

	Plastics and Rubber Products Manufacturing - 1.1%
1,900	Jarden Corp. (a)	108,528

	Primary Metal Manufacturing - 6.6%
2,800	Precision Castparts Corp. (c)	649,628

	Professional, Scientific, and Technical Services - 5.0%
1,200	Constant Contact, Inc. (a)	35,088
800	SolarWinds, Inc. (a)	47,120
5,300	Solera Holdings, Inc.	290,599
3,600	Yahoo!, Inc. (a)	119,736
		492,543
	Publishing Industries (except Internet) - 2.6%
6,000	Meredith Corp.	259,500

	Sound Recording Industries - 0.2%
2,490	Xcel Brands, Inc. (a)	18,675

	Telecommunications - 0.7%
171	AT&T, Inc.	5,884
40,665	Globalstar, Inc. (a)	58,558
622	NII Holdings, Inc. (a)	3,141
		67,583
	Utilities - 1.3%
4,800	Pepco Holdings, Inc.	124,848
	TOTAL COMMON STOCKS (Cost $6,177,218)	6,133,370

	REITS - 1.2%
	Real Estate - 1.2%
4,800	BioMed Realty Trust, Inc.	113,712
	TOTAL REITS (Cost $112,112)	113,712

	CLOSED-END FUNDS - 4.2%
24,223	KCAP Financial, Inc.	98,588
32,026	Nuveen Floating Rate Income Opportunity Fund	313,854
	TOTAL CLOSED-END FUNDS (Cost $492,144)	412,442

Principal Amount
	CONVERTIBLE BONDS - 1.5%
	Alaska Communications Systems Group, Inc.
$130,000	6.25%, 5/1/2018	131,138
	Goodrich Petroleum Corp.
41,500	5.00%, 10/1/2032 (e)	6,899
	GT Advanced Technologies, Inc.
1,169,000	3.00%, 12/15/2020 (a)(d)(e)	11,690
	TOTAL CONVERTIBLE BONDS (Cost $152,139)	149,727

	CORPORATE BONDS - 0.1%
	Arch Coal, Inc.
130,000	7.25%, 6/15/2021 (a)(d)(e)	1,313
	Verso Paper Holdings, LLC
45,000	11.75%, 1/15/2019 (d)	6,975
	TOTAL CORPORATE BONDS (Cost $42,908)	8,288

The accompanying notes are an integral part of these financial statements.

	MUNICIPAL BONDS - 4.6%
	Commonwealth of Puerto Rico, General Obligation Bonds of 2014, Series A
100,000	8.00%, 7/1/2035 (Callable 7/1/2020)	72,750
	Commonwealth of Puerto Rico, Public Improvement Refunding Bonds, Series 2012A, General Obligation
250,000	4.00%, 7/1/2020 (e)	163,124
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds, First Subordinate Series 2009A
150,000	5.50%, 8/1/2021 (Callable 8/1/2019) (e)	69,188
150,000	5.50%, 8/1/2022 (Callable 8/1/2019) (e)	67,500
	Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue Bonds, Senior Series 2011C
145,000	5.00%, 8/1/2040 (Callable 8/1/2021) (e)	83,013
	TOTAL MUNICIPAL BONDS (Cost $562,630)	455,575

Contracts
	PURCHASED OPTIONS - 0.1%
	Put Options - 0.1%
30	Diamond Resorts International, Inc.
	Expiration: February 2016, Exercise Price: $25.00	5,625
30	Wyndham Worldwide Corp.
	Expiration: January 2016, Exercise Price: $70.00	1,950
	TOTAL PURCHASED OPTIONS (Cost $11,373)	7,575

Shares
	MONEY MARKET FUNDS - 18.8%
1,853,243	Fidelity Institutional Money Market Portfolio - Class I, 0.28% (f)	1,853,243
	TOTAL MONEY MARKET FUNDS (Cost $1,853,243)	1,853,243

	Total Investments in Securities (Cost $9,403,767) - 92.8%	9,133,932
	Other Assets in Excess of Liabilities - 7.2%	709,546
	NET ASSETS - 100.0%	$9,843,478

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Security in default.
(e)	Security is considered illiquid. As of December 31, 2015, the value of these investments was $402,727 or 4.1% of net assets.
(f)	Rate shown is the 7-day annualized yield as of December 31, 2015.
ADR	American Depository Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
Schedule of Securities Sold Short
at December 31, 2015

Shares		Value
	COMMON STOCKS - 20.9%

	Accommodation - 1.3%
5,000	Diamond Resorts International, Inc. (a)	$127,550

	Broadcasting (except Internet) - 2.1%
821	Charter Communications, Inc. - Class A (a)	150,325
3,539	Media General, Inc. (a)	57,155
		207,480
	Chemical Manufacturing - 2.0%
978	Mylan NV (a)(b)	52,880
4,520	Pfizer, Inc.	145,906
		198,786
	Clothing and Clothing Accessories Stores - 1.0%
800	Signet Jewelers Ltd. (b)	98,952

	Computer and Electronic Product Manufacturing - 4.6%
2,291	Avago Technologies Ltd.	332,539
339	Microsemi Corp. (a)	11,048
15,840	Nokia OYJ – ADR	111,197
		454,784
	Credit Intermediation and Related Activities - 0.1%
830	Canadian Western Bank (a)(b)	14,024

	Insurance Carriers and Related Activities - 4.5%
1,565	ACE Ltd. (b)	182,870
670	Aetna, Inc.	72,441
2,798	Centene Corp. (a)	184,136
		439,447
	Machinery Manufacturing - 0.7%
800	Lam Research Corp.	63,536

	Miscellaneous Store Retailers - 0.2%
1,652	Staples, Inc.	15,644

	Plastics and Rubber Products Manufacturing - 0.7%
1,638	Newell Rubbermaid, Inc.	72,203

	Professional, Scientific, and Technical Services - 0.1%
188	VMware, Inc. (a)	10,635

	Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.1%
1,386	Alibaba Group Holding Ltd. - ADR (a)	112,640

	Support Activities for Mining - 2.0%
3,024	Halliburton Co.	102,937
1,289	Schlumberger Ltd. (b)	89,908
		192,845
	Utilities - 0.5%
3,666	Energy Transfer Equity L.P.	50,371
	TOTAL COMMON STOCKS (Proceeds $2,070,425)	2,058,897

The accompanying notes are an integral part of these financial statements.

Principal
Amount
	CORPORATE BONDS - 1.6%
	Codelco, Inc.
$100,000	3.00%, 7/17/2022	89,949
	Vallourec SA
100,000	2.25%, 9/30/2024	67,488
	TOTAL CORPORATE BONDS (Proceeds $207,710)	157,437
Shares
	EXCHANGE-TRADED FUNDS - 2.6%
2,400	iShares J.P. Morgan USD Emerging Markets Bond ETF	253,872
	TOTAL EXCHANGE-TRADED FUNDS (Proceeds $256,506)	253,872
	Total Securities Sold Short (Proceeds $2,534,641) - 25.1%	$2,470,206

(a)	Non-income producing security.
(b)	Foreign issued security.
ADR	American Depository Receipt
ETF	Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
Schedule of Swap Contracts
at December 31, 2015

Security	Financing Rate+	Termination Date	Shares	GBP Notional Amount	Net Unrealized Appreciation/ (Depreciation)*	Counterparty
LONG TOTAL RETURN SWAP CONTRACTS
BG Group PLC	0.348%	7/2/25	19,200	193,056	$(5,802)	Goldman Sachs & Co.
SABMiller PLC	0.471%	10/29/25	1,200	48,960	(186)	Goldman Sachs & Co.

SHORT TOTAL RETURN SWAP CONTRACTS
Royal Dutch Shell PLC - Class A	0.348%	12/22/25	146	2,279	75	Goldman Sachs & Co.
Royal Dutch Shell PLC - Class B	0.348%	7/2/25	8,552	135,036	4,539	Goldman Sachs & Co.
					$(1,374)

*	Based on the swap contract value held at the counterparty, gross unrealized appreciation is an asset and gross unrealized depreciation is a liability on the statement of assets and liabilities.
+	The fixed rate paid/received by the Fund is based on predetermined notional amounts.

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
STATEMENT OF ASSETS AND LIABILITIES
at December 31, 2015

ASSETS
Investments in securities, at value
(identified cost $9,403,767)	$9,133,932
Cash	12,890
Deposit at broker for derivative instruments[1]	3,212,037
Receivables
Unrealized appreciation on open swap contracts	4,614
Securities sold	80,358
Dividends and interest	33,803
Dividend tax reclaim	166
Due from Advisor (Note 4)	5,101
Prepaid expenses	5,892
Total assets	12,488,793

LIABILITIES
Securities sold short (proceeds $2,534,641)	2,470,206
Payables
Unrealized depreciation on open swap contracts	5,988
Securities purchased	99,753
Dividends on short positions	2,198
Interest	1,988
Administration and fund accounting fees	25,772
Transfer agent fees and expenses	10,020
Audit fees	20,700
Chief Compliance Officer fee	2,250
Custody fees	1,515
Legal fees	2,998
12b-1 distribution fees	4
Reports to shareholders	87
Accrued other expenses	1,836
Total liabilities	2,645,315
NET ASSETS	$9,843,478

CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class Shares
Net assets applicable to shares outstanding	$1,959
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	204
Net asset value, offering and redemption price per share	$9.62

Institutional Class Shares
Net assets applicable to shares outstanding	$9,841,519
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	1,024,872
Net asset value, offering and redemption price per share	$9.60

COMPONENTS OF NET ASSETS
Paid-in capital	$10,228,709
Undistributed net investment income	1,147
Accumulated net realized loss on investments, foreign currency, options, securities sold short and swap contracts	(177,284)
Net unrealized appreciation/(depreciation) on:
Investments	(266,037)
Foreign currency	(2,320)
Purchased options	(3,798)
Securities sold short	64,435
Swap contracts	(1,374)
Net unrealized depreciation on investments, foreign currency, options, securities sold short and swap contracts	(209,094)
Net assets	$9,843,478

1 Deposit at broker serves as collateral for securities sold short and open swap contracts.

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
STATEMENT  OF  OPERATIONS
For the Year Ended December 31, 2015

INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld and issuance fees of of $277 and $32, respectively)	$108,001
Interest	73,500
Total income	181,501

Expense
Advisory fees (Note 4)	151,183
Administration and fund accounting fees (Note 4)	103,674
Transfer agent fees and expenses (Note 4)	38,617
Audit fees	20,700
Registration fees	11,829
Legal fees	9,493
Trustee fees	8,977
Chief Compliance Officer fee (Note 4)	8,936
Custody fees (Note 4)	7,409
Miscellaneous	7,203
Printing and mailing expense	835
12b-1 distribution fees - Investor Class (Note 5)	4
Total expenses before dividends on short positions and interest expense	368,860
Dividends on short positions	36,357
Interest expense	25,925
Total expenses before reimbursement from Advisor	431,142
Less: advisory fees waived and expenses reimbursed by Advisor (Note 4)	(193,485)
Net expenses	237,657
Net investment loss	(56,156)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FOREIGN CURRENCY, OPTIONS, SECURITIES SOLD SHORT AND SWAP CONTRACTS
Net realized gain/(loss) on transactions from:
Investments	27,854
Foreign currency	(4,841)
Purchased options	39,955
Written options	4,098
Securities sold short	(39,423)
Swap contracts	34,005
Net change in unrealized appreciation/(depreciation) on:
Investments	(327,381)
Foreign currency	(2,320)
Purchased options	(3,798)
Securities sold short	79,697
Swap contracts	(1,374)
Net realized and unrealized loss on investments, foreign currency, options, securities sold short and swap contracts	(193,528)
Net Decrease in Net Assets Resulting from Operations	$(249,684)

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
STATEMENTS OF CHANGES IN NET ASSETS

		November 30, 2014*
	Year Ended	through
	December 31, 2015	December 31, 2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(56,156)	$(6,023)
Net realized gain/(loss) on transactions from:
Investments	27,854	-
Foreign currency	(4,841)	-
Purchased options	39,955	-
Written options	4,098	-
Securities sold short	(39,423)	-
Swap contracts	34,005	-
Net change in unrealized appreciation/(depreciation) on:
Investments	(327,381)	61,344
Foreign currency	(2,320)	-
Purchased options	(3,798)	-
Securities sold short	79,697	(15,262)
Swap contracts	(1,374)	-
Net increase/(decrease) in net assets resulting from operations	(249,684)	40,059

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments
Investor Class Shares	(36)	-
Institutional Class Shares	(181,593)	-
Total distributions to shareholders	(181,629)	-

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	230,732	10,004,000
Total increase/(decrease) in net assets	(200,581)	10,044,059

NET ASSETS
Beginning of period	10,044,059	-
End of period	$9,843,478	$10,044,059
Includes undistributed net investment income of	$1,147	$-

(a) A summary of share transactions is as follows:

Investor Class Shares
			November 28, 2014*
	Year Ended		through
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	-	$-	200	$2,000
Shares issued on reinvestments of distributions	4	36	-	-
Net increase	4	$36	200	$2,000

Institutional Class Shares
			November 28, 2014*
	Year Ended		through
	December 31, 2015		December 31, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	4,965	$50,000	1,001,201	$10,002,000
Shares issued on reinvestments of distributions	18,799	181,592	-	-
Shares redeemed	(93)	(896)	-	-
Net increase	23,671	$230,696	1,001,201	$10,002,000
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
STATEMENT OF CASHFLOWS
For the Year Ending December 31, 2015

Increase/(decrease) in cash--

Cash flows from operating activites:
Net decrease in net assets from operations	$(249,684)
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:

Purchases of investment securities	(18,378,532)
Proceeds from sale of investment securities	10,776,342
Proceeds from short sales	7,108,366
Closed short sale transactions	(3,512,305)
Proceeds from written options	13,381
Closed written options	(1,053)
Sale of short-term investments, net	4,405,533
Increase in unrealized appreciation on open swap contracts	(4,614)
Increase in deposits at broker	(2,624,651)
Increase in dividends and interest receivable	(25,775)
Increase in receivable for securities sold	(80,358)
Decrease in due from Advisor	7,525
Increase in prepaid expenses and other assets	(3,357)
Increase in due to broker/custodian	1,988
Increase in payable for securities purchased	80,697
Increase in payable for dividends on short positions	2,198
Increase in unrealized depreciation on open swap contracts	5,988
Increase in accrued administration fees	16,869
Increase in distribution and service fees	4
Increase in custody fees	463
Increase in transfer agent fees and expenses	6,078
Increase in other accrued expenses	16,982
Amortization	(18,725)
Net realized gain on investments	(32,484)
Unrealized depreciation on securities	251,482
Return of capital dividends received	11,469
Proceeds received through mergers	2,189,959
Net cash used in operating activities	(36,214)

Cash flows from financing activities:
Proceeds from shares sold	50,000
Payment on shares redeemed	(896)
Distributions paid in cash	-
Net cash provided by financing activities	49,104

Net increase in cash	12,890

Cash:
Beginning balance	-
Ending balance	$12,890

Supplemental information:
Non-cash financing activities not included herein consists of dividend
reinvestment of dividends and distributions	$181,628
Cash paid for interest	$25,925

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

Investor Class Shares
		November 28, 2014*
	Year Ended	through
	December 31, 2015	December 31, 2014

Net asset value, beginning of period	$10.03	$10.00

Income from investment operations:
Net investment loss^	(0.05)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.18)	0.04
Total from investment operations	(0.23)	0.03

Less distributions:
From net realized gain on investments	(0.18)	-
Total distributions	(0.18)	-

Net asset value, end of period	$9.62	$10.03

Total return	-2.30%	0.30	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$2	$2
Ratio of expenses to average net assets:
Before expense reimbursement	4.18%	6.20	%++
After expense reimbursement	2.27%	1.99	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(2.38%)	(5.51	%)++
After expense reimbursement	(0.47%)	(1.30	%)++
Portfolio turnover rate	142.01%	0.00	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Kellner Event Fund
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

Institutional Class Shares
		November 28, 2014*
	Year Ended	through
	December 31, 2015	December 31, 2014

Net asset value, beginning of period	$10.03	$10.00

Income from investment operations:
Net investment loss^	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	(0.19)	0.04
Total from investment operations	(0.25)	0.03

Less distributions:
From net realized gain on investments	(0.18)	-
Total distributions	(0.18)	-

Net asset value, end of period	$9.60	$10.03

Total return	-2.50%	0.30	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$9,841	$10,042
Ratio of expenses to average net assets:
Before expense reimbursement	4.28%	5.95	%++
After expense reimbursement	2.36%	1.74	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(2.48%)	(5.26	%)++
After expense reimbursement	(0.56%)	(1.05	%)++
Portfolio turnover rate	142.01%	0.00	%+

*	Commencement of operations.
+	Not annualized.
++	Annualized.
^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS at December 31, 2015

NOTE 1 - ORGANIZATION

The Kellner Event Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The investment objective of the Fund is to seek to achieve positive risk-adjusted returns independent of the returns generated by the overall equity markets.  The Fund commenced operations on November 28, 2014.

The Fund currently offers Investor Class shares and Institutional Class shares.  Effective July 24, 2015, the Fund’s Class A shares were redesignated as Investor Class shares.  Effective with the redesignation, all sales charges imposed on the former Class A shares were eliminated on the Investor Class shares.  All other fees, expenses and investment minimums for the Investor Class shares remained the same as the former Class A shares.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s return filed for open tax year 2014, or expected to be taken in the Fund’s 2015 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund and the Kellner Merger Fund are each charged for those expenses that are directly attributable to a Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2015, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed
Net Investment	Accumulated Net
Income/(Loss)	Realized Gain/(Loss)	Paid-in Capital
$57,303	$(57,303)	$ -

F.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to its shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.
Foreign Securities: The Fund may invest without limitation in securities of foreign companies. Foreign economies may differ from the U.S. economy and individual foreign companies may differ from domestic companies in the same industry.

Foreign companies or entities are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic Issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

H.
Illiquid Securities: A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by a Fund. Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value. The Fund intends to hold no more than 15% of its net assets in illiquid securities. At December 31, 2015, the Fund had investments in illiquid securities with a total value of $402,727 or 4.1% of total net assets.

Information concerning these illiquid securities in the Fund is as follows:

	PAR	Dates Acquired	Cost Basis

Arch Coal, Inc., due 6/15/2021	$ 130,000	12/15	$ 2,031

Commonwealth of Puerto Rico, due 7/1/2020	250,000	12/14	191,205

Goodrich Petroleum Corp., due 10/1/2032	41,500	2/15	19,205

GT Advanced Technologies, Inc., due 12/15/2020	1,169,000	12/15	7,306

Puerto Rico Sales Tax Financing Corp.,
due 8/1/2021	150,000	5/15	102,441

Puerto Rico Sales Tax Financing Corp.,
due 8/1/2022	150,000	5/15	101,332

Puerto Rico Sales Tax Financing Corp.,
due 8/1/2040	145,000	5/15	96,204

I.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities. Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes. In lieu of maintaining cash or high-grade securities in a segregated account to cover the Fund’s short sale obligations, the Fund may earmark cash or high-grade securities on the Fund’s records or hold offsetting positions.

J.
Derivatives: The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to  include  enhanced  disclosure  that  enables  investors  to  understand  how  and  why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies.

When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a portfolio, will either earmark securities or maintain a segregated account with the Fund’s custodian consisting of high quality liquid securities equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The Fund may enter into total return swap agreements. A total return swap entered into by the Fund is a derivative contract that transfers the market risk of underlying assets. The notional amount of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the statement of operations. Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the statement of operations.

The Fund invests in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, security index or index component during the period of the swap. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the counterparty to a total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts shown in the statement of assets and liabilities. Total return swap contracts outstanding at period end are listed after the Fund’s schedule of investments.

As of December 31, 2015, the location of derivatives in the statement of assets and liabilities and the value of the derivative instruments categorized by risk exposure is as follows:

Derivative Type	Statement of Assets and Liabilities Location	Value
Equity Contracts Purchased Option	Investments in securities, at value	$ 7,575
Equity Contracts	Unrealized appreciation on swap contracts	4,614
Equity Contracts	Unrealized depreciation on swap contracts	(5,988)

The effect of derivative instruments on the statement of operations for the year ended December 31, 2015 is as follows:

Derivative Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Value
Equity Contracts	Realized gain on purchased options	$39,955
Equity Contracts	Realized gain on written options	4,098
Equity Contracts	Realized gain on swap contracts	34,005
Equity Contracts	Change in unrealized depreciation on purchased options	(3,798)
Equity Contracts	Change in unrealized depreciation on swap contracts	(1,374)

The average monthly market values of purchased and written options during the year ended December 31, 2015 for the Fund was $3,069 and $7,709, respectively. The average monthly notional values of long and short total return swaps held by the Fund during the year ended December 31, 2015 were $452,020 and $100,042, respectively.

Transactions in written options contracts for the year ended December 31, 2015, are as follows:

	Contracts	Premiums Received
Beginning Balance	-	$-
Options written	54	13,381
Options closed	(7)	(3,002)
Options exercised	(11)	(8,230)
Options expired	(36)	(2,149)
Outstanding at December 31, 2015	-	$-

The Fund is required to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to over-the-counter derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

		Gross Amounts not Offset in the Statement of Assets and Liabilities

	Gross
	Amounts
	of
	Recognized		Collateral
	Assets or Liabilities	Financial Instruments*	Pledged (Received)**	Net Amount

Assets:
Description
Unrealized appreciation
on open swap contracts	$4,614	$(4,614)	$-	$-
	$4,614	$(4,614)	$-	$-

Liabilities:
Description
Unrealized depreciation
on open swap contracts	$5,988	$(4,614)	$1,374	$-
	$5,988	$(4,614)	$1,374	$-

*Amounts relate to master netting agreements and collateral agreements with Goldman Sachs & Co. which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**Amounts relate to master netting agreements and collateral agreements with Goldman Sachs & Co. which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

K.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 -
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities: Debt securities, such as corporate bonds, asset-backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. These securities will generally be classified in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy. Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Total Return Swaps: Prices of swap contracts are provided by a pricing service approved by the Board of Trustees (“Board”) and are generally classified in level 2.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2015:
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Administrative Support	$124,605	$-	$-	$124,605
Finance and Insurance	1,402,884	-	-	1,402,884
Information	1,109,866	-	-	1,109,866
Management of Companies	102,096	-	-	102,096
and Enterprises
Manufacturing	2,438,469	-	-	2,438,469
Professional, Scientific and	492,543	-	-	492,543
Technical Services
Retail Trade	115,712	-	-	115,712
Transportation and	167,019	-	-	167,019
Warehousing
Utilities	124,848	-	-	124,848
Wholesale Trade	55,328	-	-	55,328
Total Common Stock	6,133,370	-	-	6,133,370
REITS	113,712	-	-	113,712
Closed-End Funds	412,442	-	-	412,442
Fixed Income
Convertible Bonds	-	149,727	-	149,727
Corporate Bonds	-	8,288	-	8,288
Municipal Bonds	-	455,575	-	455,575
Total Fixed Income	-	613,590	-	613,590
Purchased Options
Put Options	1,950	5,625	-	7,575
Total Purchased Options	1,950	5,625	-	7,575
Money Market Funds	1,853,243	-	-	1,853,243
Total Investments in
Securities	$8,514,717	$619,215	$-	$9,133,932
Swap Contracts*	$-	$4,614	$-	$4,614
Liabilities:
Securities Sold Short	$2,312,769	$157,437	$-	$2,470,206
Swap Contracts*	$-	$5,988	$-	$5,988

*Swap contracts are valued at the net unrealized appreciation/(depreciation) on the instrument.

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2015, the end of the reporting period. During the year ended December 31, 2015, the Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2015.

FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2015, Kellner Management, L.P. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Fund pays fees calculated at an annual rate of 1.50% based upon the average daily net assets of the Fund. For the year ended December 31, 2015, the Fund incurred $151,183 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.99% and 1.74% of average daily net assets for Investor Class shares and Institutional Class shares, respectively (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses).

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2015, the Advisor reduced its fees in the amount of $193,485; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Date	Amount
12/31/17	$ 24,266
12/31/18	193,485
$217,751
U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

     U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

   Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended December 31, 2015, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$103,674
Transfer agency (a)	35,665
Custody	7,409
Chief Compliance Officer (a) Does not include out-of-pocket expenses.	8,936

At December 31, 2015, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$25,772
Transfer agency (a)	9,014
Custody	1,515
Chief Compliance Officer (a) Does not include out-of-pocket expenses.	2,250

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended December 31, 2015, the Fund incurred distribution expenses of $4 for the Investor Class shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the year ended December 31, 2015, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $18,336,006 and $10,705,234, respectively.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended December 31, 2015 and the period ended December 31, 2014 was as follows:

	December 31, 2015	December 31, 2014
Ordinary Income	$181,629	$ -
Long-Term Capital Gains	-	-

As of December 31, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$9,514,512
Gross unrealized appreciation	428,506
Gross unrealized depreciation	(809,086)
Net unrealized depreciation (a)	(380,580)
Net unrealized appreciation on short sales,	50,749
swap contracts and foreign currency
Undistributed ordinary income	-
Undistributed long-term capital gain	-
Total distributable earnings	-
Other accumulated gains/(losses)	(55,400)
Total accumulated earnings/(losses)	$(385,231)

(a) The difference between book basis and tax basis net unrealized depreciation and cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

At December 31, 2015, the Fund deferred, on a tax basis, post-October losses of $55,400.

NOTE 8 – CLASS REDESIGNATION

Effective July 27, 2015, the Fund’s Class A shares were redesignated as Investor Class shares. Effective with the redesignation, all sales charges imposed on the former Class A shares were eliminated on the Investor Class shares. All other fees, expenses and investment minimums for the Investor Class shares remained the same as the former Class A shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Kellner Event Fund

We have audited the accompanying statement of assets and liabilities of the Kellner Event Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2015, and the related statement of operations and the statement of cash flows for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period November 28, 2014 (commencement of operations) to December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kellner Event Fund as of December 31, 2015, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and its financial highlights for the year then and for the period November 28, 2014 to December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 29, 2016

KELLNER FUNDS

Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Kellner Management, L.P. (the “Advisor”) for another annual term for the Kellner Merger Fund (the “Merger Fund”) and the Kellner Event Fund (the “Event Fund”) (collectively, the “Funds”). At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Funds, the Advisor and the services provided by the Advisor to the Funds under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Funds. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR. In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Event Fund and the Merger Fund as of June 30, 2015 on both an absolute basis and in comparison to appropriate securities benchmarks and its peer funds utilizing Lipper and Morningstar classifications. When reviewing performance of the Merger Fund against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Merger Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer

KELLNER FUNDS

universe. When reviewing performance for the Event Fund, the Board noted that the Fund had only recently commenced operations on November 28, 2014, and as such only had limited performance to consider at this time.

Kellner Merger Fund: The Board noted that the Merger Fund’s performance, with regard to its Lipper comparative universe, was significantly above its peer group median for all relevant periods.
The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was significantly above its peer group median for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts (managed by the Advisor’s affiliate) and the performance of the Fund as well as the reasons for any performance differences and reviewed the performance of the Fund against broad-based securities market benchmarks.

Kellner Event Fund: The Board noted that the Event Fund’s performance, with regard to its Lipper comparative universe, was slightly above its peer group median for the three-month period, and was slightly below its peer group median for the year-to-date period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was slightly above its peer group median for the three-month period, and was above its peer group median for the year-to-date period.

The Board did not consider the Fund’s short performance history to be meaningful at this point and also noted the Advisor did not consider the Fund to have enough meaningful performance at present to make comparison in performance between similarly managed accounts (managed by the Advisor’s affiliate) and the performance of the Fund. The Board also reviewed the limited performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT. In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts. The Board found that the fees charged to the Funds were generally lower than the fees charged to similarly managed account clients (managed by the Advisor’s affiliate), and to the extent fees charged to the similarly managed account clients were higher than for the Funds, it was largely a reflection of the nature of the client.

KELLNER FUNDS

Kellner Merger Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.75% for Investor Class shares and 1.50% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for Investor Class shares was above the peer group median and average and the total expense ratio for Institutional Class shares was below the peer group median and average. The Board also noted that the contractual advisory fee was equal to the peer group median and slightly above the peer group average but that its net advisory fee was below the median of its peer group. The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients. The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Kellner Event Fund: The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.99% for Investor Class shares and 1.74% for the Institutional Class (the “Expense Caps”). The Board noted that the Fund’s total expense ratio for Investor Class shares was significantly above the peer group median and average and the total expense ratio for Institutional Class shares was above the peer group median and average. The Board also noted that the contractual advisory fee was significantly above its peer group median and average, however the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Advisor received no advisory fees from the Fund during the most recent fiscal period. The Board also took into consideration the services the Advisor’s affiliate provides to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally below the management fees charged by the Advisor’s affiliate to its similarly managed account clients. The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed their specified Expense Caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continue to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor

KELLNER FUNDS

from advising the Funds. The Board considered the profitability to the Advisor from its relationship with the Funds and considered any additional benefits derived by the Advisor from its relationship with the Funds, including benefits received in the form of Rule 12b-1 fees received from the Funds with respect to Investor Class shares and which are used to offset broker-dealer platform fees and other distribution and marketing costs, as well as any “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage. The Board also reviewed information from the Advisor indicating that the Advisor does not have any clients who invest in the Funds through separately managed accounts, and as a result the Advisor was not receiving additional fall-out benefits from any such relationships. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate resources and profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Kellner Merger Fund and the Kellner Event Fund, but rather the Board based its determination on the total combination of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable. The Board therefore determined that the continuance of the Advisory Agreement for the Kellner Merger Fund and Kellner Event Fund would be in the best interest of the Funds and their shareholders.

MANAGEMENT

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
Number of
Portfolios
		Term of		in Fund	Other
	Position	Office and	Principal	Complex	Directorships
	Held	Length of	Occupation	Overseen	Held During
Name, Address	with the	Time	During Past Five	by	Past Five
and Age	Trust	Served	Years	Trustee(2)	Years(3)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 69)			Gamma Delta		Advisors
615 E. Michigan Street			Housing		Series Trust
Milwaukee, WI 53202			Corporation		(for series
			(collegiate housing		not affiliated
			management) (2012		with the
			to present); Trustee		Funds);
			and Chair (2000 to		Independent
			2012), New		Trustee from
			Covenant Mutual		1999 to
			Funds (1999-2012);		2012, New
			Director and Board		Covenant
			Member, Alpha		Mutual
			Gamma Delta		Funds (an
			Foundation		open-end
			(philanthropic		investment
			organization) (2005		company
			to 2011).		with 4
portfolios).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 79)		term since	Financial		Advisors
615 E. Michigan Street		March 2014.	Consultant and		Series Trust
Milwaukee, WI 53202			former Executive		(for series
term since February 1997.			Vice President and		not affiliated
			Chief Operating		with the
			Officer of ICI		Funds);
			Mutual Insurance		Trustee, The
			Company (until		Forward
			January 1997).		Funds (26
portfolios).

George J. Rebhan (age 81) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	2	Trustee, Advisors Series Trust (for series not affiliated with the Funds); Independent Trustee from 1999 to 2009, E*TRADE Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 76)		term since	Senior Vice		Advisors
615 E. Michigan Street		February	President, Federal		Series Trust
Milwaukee, WI 53202		1997.	Home Loan Bank		(for series
			of San Francisco.		not affiliated
with the
Funds).
Interested Trustee
Number of
Portfolios
				in Fund	Other
	Position	Term of	Principal	Complex	Directorships
	Held	Office and	Occupation	Overseen	Held During
Name, Address	with the	Length of	During Past	by	Past Five
and Age	Trust	Time Served	Five Years	Trustee(2)	Years(3)
Joe D. Redwine(4)	Interested	Indefinite term	President, CEO,	2	Trustee,
(age 68)	Trustee	since	U.S. Bancorp		Advisors Series
615 E. Michigan Street		September	Fund Services,		Trust (for series
Milwaukee, WI 53202		2008.	LLC (May 1991		not affiliated
			to present).		with the Funds).

Officers

	Position	Term of	Principal
	Held	Office and	Occupation
Name, Address	with the	Length of	During Past
and Age	Trust	Time Served	Five Years

Joe D. Redwine	Chairman and Chief	Indefinite	President, CEO, U.S.
(age 68)	Executive Officer	term since	Bancorp Fund Services,
615 E. Michigan Street		September	LLC (May 1991 to
Milwaukee, WI 53202		2007.

Douglas G. Hess	President and Principal	Indefinite	Senior Vice President,
(age 48)	Executive Officer	term since	Compliance and
615 E. Michigan Street		June 2003.	Administration, U.S.

	Position	Term of	Principal
	Held	Office and	Occupation
Name, Address	with the	Length of	During Past
and Age	Trust	Time Served	Five Years

Milwaukee, WI 53202			Bancorp Fund Services,
LLC (March 1997 to
present).

Cheryl L. King	Treasurer and Principal	Indefinite	Vice President,
(age 54)	Financial Officer	term since	Compliance and
615 E. Michigan Street		December	Administration, U.S.
Milwaukee, WI 53202		2007.	Bancorp Fund Services,
LLC (October 1998 to
present).

Kevin J. Hayden	Assistant Treasurer	Indefinite	Assistant Vice President,
(age 44)		term since	Compliance and
615 E. Michigan Street		September	Administration, U.S.
Milwaukee, WI 53202		2013.	Bancorp Fund Services,
LLC (June 2005 to
present).

Albert Sosa	Assistant Treasurer	Indefinite	Assistant Vice President,
(age 45)		term since	Compliance and
615 E. Michigan Street		September	Administration, U.S.
Milwaukee, WI 53202		2013.	Bancorp Fund Services,
LLC (June 2004 to
present).

Michael L. Ceccato	Vice President, Chief	Indefinite	Senior Vice President,
(age 58)	Compliance Officer and	term since	U.S. Bancorp Fund
615 E. Michigan Street	AML Officer	September	Services, LLC (February
Milwaukee, WI 53202		2009.	2008 to present).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and
(age 50)		term since	Counsel, U.S. Bancorp
615 E. Michigan Street		September	Fund Services, LLC (May
Milwaukee, WI 53202		2015.	2006 to present).

Emily R. Enslow, Esq.	Assistant Secretary	Indefinite	Assistant Vice President,
(age 29)		term since	U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (July 2013 -
Milwaukee, WI 53202		2015.	present); Proxy Voting
Coordinator and Class
Action Administrator,
Artisan Partners Limited
Partnership (September
2012 – July 2013); Legal
Internship, Artisan
Partners Limited
Partnership (February
2012 – September 2012);
J.D. Graduate, Marquette

	Position	Term of	Principal
	Held	Office and	Occupation
Name, Address	with the	Length of	During Past
and Age	Trust	Time Served	Five Years

University Law School
(2009-2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2015, the Trust was comprised of 47 active portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund and the Kellner Merger Fund. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act. Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

NOTICE TO SHAREHOLDERS at December 31, 2015 (Unaudited)

For the year ended December 31, 2015, the Fund designated $181,629 as ordinary income for purposes of the dividends paid deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2015, the percentage of dividends declared from net investment income designated as qualified dividend income was 44.53%.

For corporate shareholders in the Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2015 was 43.20%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2015 was 100.00% for the Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855- 535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●  Information we receive about you on applications or other forms;

●  Information you give us orally; and/or

●  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1401
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 855-535-5637.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$34,800	$23,200
Audit-Related Fees	N/A	N/A
Tax Fees	$6,600	$6,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date     3/10/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                   /s/ Douglas G. Hess
Douglas G. Hess, President

Date     3/10/16

By (Signature and Title)*                   /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    3/10/16

* Print the name and title of each signing officer under his or her signature.